UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2008 (November 4, 2008)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

380 Madison Avenue

New York, New York

10017

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 588-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)  On November 4, 2008, the Board of Directors of Investment Technology Group, Inc. (the “Company”) approved an amended Code of Business Conduct and Ethics (the “Code”), which applies to the Company’s directors, officers and employees.  The amendments broaden the Code’s existing provisions relating to payments to government personnel, accounting and disclosure practices, and retaliation to reflect the global nature of the Company, and strengthen and expand provisions relating to conflicts of interest and reporting of illegal or unethical behavior.  The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics approved by the Board of Directors on November 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Date: November 6, 2008	By:	/s/ P. Mats Goebels
	Name:	P. Mats Goebels
	Title:	Managing Director, General Counsel, and Duly
Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics approved by the Board of Directors on November 4, 2008.